UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2022

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-50765	16-1694602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13319 Midlothian Turnpike
Midlothian, Virginia	23113
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 897-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $4.00 per share	VBFC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

Village Bank and Trust Financial Corp. (the “Company”) held its Annual Meeting of Shareholders on May 24, 2022 (the “Annual Meeting”). A quorum of shares was present or represented by proxy at the Annual Meeting. At the Annual Meeting, the shareholder of the Company elected three directors to serve for a term of three years each, approved in an advisory vote the Company’s executive compensation; and ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2022. The voting results for each proposal were as follows:

Proposal 1

To elect three directors for a term of three years each:

	For	Withheld	Non-Vote
Craig D. Bell	1,145,070	60,798	161,440
Devon M. Henry	1,162,317	43,551	161,440
George R. Whittemore	1,201,602	4,266	161,440

Proposal 2

To approve, in an advisory (non-binding) vote, the executive compensation disclosed in the Proxy Statement:

				Broker
	For	Against	Abstain	Non-Vote
Executive Compensation	1,094,453	11,921	99,494	161,440

Proposal 3

To ratify the appointment of Yount, Hyde, & Barbour, P.C. as the Company’s independent registered public accounting firm for 2022:

	For	Against	Abstain
Ratification of Auditors	1,364,135	140	3,033

Item 8.01Other Events.

On May 24, 2022, members of management of the Company made a presentation at the Annual Meeting. A copy of the presentation is attached to this report as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description

99.1	Presentation of the Company delivered at the 2022 Annual Meeting of Shareholders
104	Cover Page Interactive Data File – the cover page iXBRL tags are Embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: May 24, 2022	By: /s/ Donald M. Kaloski, Jr.
Donald M. Kaloski, Jr.
Executive Vice President and CFO

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